Waddell & Reed Advisors
                    Government
                    Securities
                    Fund, Inc.

                    Annual
                    Report
                    ------------------
                    September 30, 2001

     CONTENTS


              3     Manager's Discussion

              6     Performance Summary

              8     Portfolio Highlights

              9     Investments

             12     Statement of Assets and Liabilities

             13     Statement of Operations

             14     Statement of Changes in Net Assets

             15     Financial Highlights

             19     Notes to Financial Statements

             25     Independent Auditors' Report

             26     Income Tax Information

             29     Directors & Officers








This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Government Securities Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
September 30, 2000


An interview with James C. Cusser, portfolio manager of Waddell & Reed Advisors Government Securities Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Government Securities Fund, Inc. for the fiscal year ended September 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund did relatively well. However, in the rather turbulent market environment, it underperformed its benchmark index when the impact of sales load is calculated. The Class A shares of the Fund increased 7.89 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 12.68 percent. This compares with the Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index (reflecting the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), which increased 12.81 percent for the year, and the Lipper General U.S. Government Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 11.98 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?
In short, the Fund had a higher-yielding portfolio for most of the year, which was a period that brought little change in long-term interest rates. Thus, the Fund didn't perform in the same fashion as the benchmark index, especially when you calculate the impact of sales load. However, when the rate environment became volatile coincident with the events of September 11, our mortgages did not shorten in maturity, and thus we were able to reap the rewards of declining interest rates. Overall, the Fund had a greater exposure to higher yielding government-backed mortgage securities, while maintaining exposure to mortgage-backed securities that we believe perform well in volatile interest rate periods, such as were experienced the last quarter of the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Most of the changes in the bond market took place in the last few weeks of the fiscal year. Most of these changes were confined to the short end of the yield curve, with the Federal Reserve aggressively cutting interest rates; yet it seemed as if most of the bond market was unaffected by these actions. Long-term interest rates -- against which most bond funds have the greatest sensitivity -- did not change much. Therefore, for most of the year, the Fund merely collected its higher-than-Treasury-bond coupons. It wasn't until August, when it appeared to many that the economy was slipping into a recession, that rates began to decline. This downward movement in rates and upward movement in absolute performance accelerated in mid-September. In this tragic environment precipitated by the terrorist attacks, the Fund performed well.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our philosophy is to overweight higher yielding government mortgages, which tend to perform better in volatile interest-rate markets than "pass-through" mortgages. Most of this year was a coupon-collecting year, in which the Fund underperformed relative to higher yielding Government National Mortgage Association pass-through funds. However, when rates declined during the summer, and when the decline accelerated in September, the Fund outperformed, as its selection of mortgages held up under the withering storm of homeowner refinancings.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have attempted to design the Fund to do well in periods of stress and, sadly, we had plenty of market stress in the fourth quarter of the fiscal year. We don't anticipate any major changes in philosophy or in holdings going forward, as we anticipate a volatile interest rate environment for the foreseeable future.


Sincerely,


James C. Cusser
Manager
Waddell & Reed Advisors
Government Securities Fund, Inc.

Comparison of Change in Value of $10,000 Investment


===== Waddell & Reed Advisors Government Securities Fund, Inc., Class A Shares*
- $18,945
+++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index -
$20,311
----- Lipper General U.S. Government Funds Universe Average - $18,729

                      Waddell & Reed
                           Advisors
                         GovernmentSalomon Brothers        Lipper
                         Securities      Treasury/   General U.S.
                              Fund,Government Spon-   Govt. Funds
                              Class sored/Mortgage       Universe
                           A Shares     Bond Index        Average
                         --------------------------  ------------
     03-31-92 Purchase      $ 9,575        $10,000        $10,000
     03-31-93                11,070         11,303         11,294
     03-31-94                11,244         11,574         11,505
     03-31-95                11,749         12,145         11,892
     03-31-96                12,981         13,424         13,035
     03-31-97                13,468         14,082         13,485
     03-31-98                15,063         15,734         15,077
     03-31-99                15,882         16,768         15,909
     03-31-00                16,171         17,156         16,058
     09-30-00                16,813         18,005         16,726
     09-30-01                18,945         20,311         18,729

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-01          7.89%      7.70%     11.79%    13.04%
5 Years Ended
   9-30-01          6.55%      ---       ---        7.77%
10 Years Ended
   9-30-01          6.91%      ---       ---        ---
Since inception of
   Class++ through
   9-30-01          ---        6.73%      8.76%     7.29%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Government Securities Fund

GOAL
To seek as high a current income as is consistent with safety of principal. (Fund shares are not guaranteed by the U.S. Government or any government agency.)

Strategy
Invests exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Founded
1982

Scheduled Dividend Frequency
Monthly

     Performance Summary - Class A Shares
                Per Share Data
     For the Fiscal Year Ended September 30, 2001
     ---------------------------------------
     Dividends paid                   $0.29
                                      =====
     Net asset value on
        9-30-01                       $5.63
        9-30-00                        5.27
                                     ------
     Change per share                 $0.36
                                     ======

     Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-01     7.89%       12.68%           7.70%        11.70%
 5-year period
  ended 9-30-01     6.55%        7.48%            ---           ---
10-year period
  ended 9-30-01     6.91%        7.38%            ---           ---
Since inception
  of Class (F)       ---          ---            6.73%         8.60%

(A)Performance data represents share price appreciation(depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 9-30-01     11.79%      13.04%
 5-year period
  ended 9-30-01      ---         7.77%
10-year period
  ended 9-30-01      ---          ---
Since inception
  of Class (D)       8.76%       7.29%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

-------------------------------------------------------------
Portfolio Highlights

On September 30, 2001, Waddell & Reed Advisors Government Securities Fund, Inc. had net assets totaling $185,741,181 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Government Securities Fund, Inc., for every $100 you had invested on September 30, 2001, your Fund owned:

 $53.09  Mortgage-Backed Obligations
  21.59  Treasury Obligations
  14.21  Cash and Cash Equivalents
  11.11  Agency Obligations

     THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2001

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
     Agency Obligations - 11.11%
      Federal Home Loan Mortgage Corporation,
        5.25%, 1-15-06 ........................   $ 4,500  $ 4,684,230
      Federal National Mortgage Association,
        5.5%, 2-15-06 .........................     6,500    6,832,085
      Federal National Mortgage Association
        Principal STRIPS,
        0.0%, 2-12-18 .........................     2,500      887,400
      Tennessee Valley Authority,
        5.88%, 4-1-36 .........................     7,750    8,225,850
                                                          ------------
     Total Agency Obligations                               20,629,565
                                                          ------------

     Mortgage-Backed Obligations - 53.09%
      Federal Agricultural Mortgage Corporation
        Guaranteed Agricultural Mortgage-Backed
        Securities,
        7.066%, 1-25-12 .......................     6,076    6,449,884
      Federal Home Loan Mortgage Corporation
        Agency REMIC/CMO:
        6.5%, 9-25-18 .........................     2,500    2,632,800
        6.25%, 1-15-21 ........................     3,500    3,665,130
        7.5%, 3-15-29 .........................     3,500    3,692,500
        7.5%, 9-15-29 .........................     3,484    3,868,182
      Federal Home Loan Mortgage Corporation Fixed Rate
        Participation Certificates:
        11.0%, 1-1-03 .........................         9        9,944
        7.5%, 9-1-07 ..........................        38       40,174
        8.0%, 2-1-23 ..........................       812      851,793
        6.5%, 11-1-24 .........................     1,508    1,545,875
        7.0%, 12-1-25 .........................     4,834    5,003,357
        7.0%, 5-1-31 ..........................       963      996,867
      Federal Home Loan Mortgage Corporation
        Non-Agency REMIC/CMO,
        6.5%, 11-15-29 ........................     2,750    2,791,250
      Federal National Mortgage Association
        Agency REMIC/CMO:
        8.4%, 2-25-09 .........................       624      652,297
        6.0%, 3-25-14 .........................     2,000    2,059,360
        6.5%, 8-25-21 .........................     7,000    7,312,760

                     See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Federal National Mortgage Association Fixed Rate
   Participation Certificates:
   7.135%, 6-1-07 ........................   $ 5,467 $  5,964,145
   7.15%, 6-1-07 .........................     2,218    2,421,077
   6.09%, 4-1-09 .........................     3,899    4,067,547
   6.147%, 4-1-09 ........................     2,971    3,092,852
   7.0%, 12-1-23 .........................     4,325    4,471,937
   7.42%, 10-1-25 ........................     5,910    6,221,645
   6.5%, 1-1-30 ..........................     1,813    1,843,435
   6.5%, 7-1-30 ..........................     4,497    4,571,720
 Government National Mortgage Association Pass-Through
   Certificates:
   8.0%, 11-15-17 ........................       798      859,264
   7.0%, 7-15-23 .........................     1,951    2,025,075
   7.0%, 8-20-27 .........................       533      551,424
   9.75%, 11-15-28 .......................     2,874    3,195,047
   7.75%, 10-15-31 .......................     1,937    2,110,009
 Guaranteed Development
   Company Participation Certificates,
   Series 1995-20 F, Guaranteed by the U.S.
   Small Business Administration (an
   Independent Agency of the United States),
   6.8%, 6-1-15 ..........................     3,319    3,504,254
 United States Department of Veterans Affairs,
   Guaranteed REMIC Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-2 Class 2-D,
   7.5%, 9-15-26 .........................     3,250    3,561,773
   2001-1 Class 2-B,
   7.0%, 12-15-22 ........................     3,500    3,706,710
   2001-1 Class 2-E,
   7.0%, 1-15-28 .........................     4,500    4,864,185
                                                     ------------
Total Mortgage-Backed Obligations                      98,604,272
                                                     ------------

Treasury Obligations - 21.59%
 U.S. Treasury Bonds:
   11.25%, 2-15-15 .......................     3,800    6,069,322
   6.0%, 2-15-26 .........................     5,500    5,873,835
   6.125%, 11-15-27 ......................     5,000    5,437,500
 U.S. Treasury Notes:
   7.5%, 2-15-05 .........................     3,500    3,940,230
   6.5%, 8-15-05 .........................     3,000    3,304,680
   7.0%, 7-15-06 .........................     1,000    1,132,190
                See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

          September 30, 2001

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES (Continued)
     Treasury Obligations (Continued)
      U.S. Treasury Notes (Continued)
        5.625%, 5-15-08 .......................   $ 1,000 $  1,075,470
        6.5%, 2-15-10 .........................     4,000    4,536,880
        5.0%, 2-15-11 .........................     8,500    8,736,385
                                                          ------------
     Total Treasury Obligations                             40,106,492
                                                          ------------

     TOTAL UNITED STATES GOVERNMENT
      SECURITIES - 85.79%                                 $159,340,329
      (Cost: $151,019,981)

     SHORT-TERM SECURITIES - 13.39%
     Repurchase Agreement
      J.P. Morgan Securities Inc., 3.05% Repurchase
        Agreement dated 9-28-01, to be
        repurchased at $24,887,324 on 10-1-01*.    24,881 $ 24,881,000
                                                          ------------
      (Cost: $24,881,000)

     TOTAL INVESTMENT SECURITIES - 99.18%                 $184,221,329
      (Cost: $175,900,981)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%       1,519,852

     NET ASSETS - 100.00%                                 $185,741,181


Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

*Collateralized by $24,854,380 U.S. Treasury Bond, 5.25% due 11-15-28; market value and accrued interest aggregate $25,376,050.

STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT SECURITIES FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $184,221
 Cash   ............................................           53
 Receivables:
   Fund shares sold ................................        2,118
   Interest.........................................        1,611
   Investment securities sold ......................            1
 Prepaid insurance premium  ........................           10
                                                         --------
    Total assets  ..................................      188,014
LIABILITIES                                              --------
 Payable to Fund shareholders  .....................        2,113
 Dividends payable  ................................           69
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           26
 Accrued service fee (Note 2)  .....................           22
 Accrued distribution fee (Note 2)  ................           11
 Accrued management fee (Note 2)  ..................            8
 Accrued accounting services fee (Note 2)  .........            4
 Other  ............................................           20
                                                         --------
    Total liabilities  .............................        2,273
                                                         --------
      Total net assets..............................     $185,741
NET ASSETS                                               ========
 $0.01 par value capital stock:
   Capital stock ...................................    $     330
   Additional paid-in capital ......................      179,592
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (2,501)
   Net unrealized appreciation in value of
    investments  ...................................        8,320
    Net assets applicable to outstanding units           --------
      of capital ...................................     $185,741
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $5.63
 Class B  ..........................................        $5.63
 Class C  ..........................................        $5.63
 Class Y  ..........................................        $5.63
Capital shares outstanding:
 Class A  ..........................................       29,880
 Class B  ..........................................        1,538
 Class C  ..........................................        1,115
 Class Y  ..........................................          482
Capital shares authorized ..........................    3,000,000
                       See Notes to Financial Statements.

     STATEMENT OF OPERATIONS

     GOVERNMENT SECURITIES FUND
     For the Fiscal Year Ended September 30, 2001
     (In Thousands)


     INVESTMENT INCOME
       Interest and amortization (Note 1B)   $9,119
                                             ------
       Expenses (Note 2):
          Investment management fee ....        709
          Service fee:
            Class A ....................        302
            Class B ....................         10
            Class C ....................          7
          Transfer agency and dividend disbursing:
            Class A ....................        294
            Class B ....................         13
            Class C ....................          6
          Distribution fee:
            Class A ....................         29
            Class B ....................         30
            Class C ....................         21
          Registration fees ............         78
          Accounting services fee ......         47
          Audit fees ...................         10
          Custodian fees ...............         10
          Shareholder servicing - Class Y         5
          Legal fees ...................          2
          Other ........................         44
                                             ------
            Total expenses  ............      1,617
                                             ------
               Net investment income ...      7,502
                                             ------
     REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS (NOTES 1 AND 3)
       Realized net loss on investments        (116)
       Unrealized appreciation in value
          of investments during the
          period .......................      9,298
                                             ------
          Net gain on investments ......      9,182
                                             ------
            Net increase in net assets
               resulting from
               operations ..............    $16,684
                                             ======


                            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT SECURITIES FUND
(In Thousands)

                                      For the    For the   For the
                                      fiscal      fiscal   fiscal
                                       year       period    year
                                       ended       ended    ended
                                      9-30-01    9-30-00   3-31-00
                                     ---------  --------- --------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income ........    $7,502  $  3,436  $  7,540
     Realized net loss on
       investments  ...............      (116)     (102)     (739)
     Unrealized appreciation
       (depreciation)  ............     9,298     1,220    (4,577)
                                     --------  --------  --------
       Net increase in net assets
          resulting from operations    16,684     4,554     2,224
                                     --------  --------  --------
  Dividends to shareholders from
     net investment income (Note 1D):*
     Class A ......................    (7,017)   (3,328)   (7,397)
     Class B ......................      (170)      (24)      (10)
     Class C ......................      (127)      (13)       (3)
     Class Y ......................      (188)      (71)     (130)
                                     --------  --------  --------
                                       (7,502)   (3,436)   (7,540)
                                     --------  --------  --------
  Capital share transactions
     (Note 5) .....................    57,492    (1,843)  (11,340)
                                     --------  --------  --------
     Total increase (decrease).....    66,674      (725)  (16,656)
NET ASSETS
  Beginning of period  ............   119,067   119,792   136,448
                                     --------  --------  --------
  End of period  ..................  $185,741  $119,067  $119,792
                                     ========  ========  ========
  Undistributed net investment income    $---      $---      $---
                                         ====      ====      ====

                 *See "Financial Highlights" on pages 15 - 18.


                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                 For theFor the
                                  fiscal fiscal
                                  year periodFor the fiscal year ended March 31,
                                 ended  ended-----------------------------------
                                 9-30-019-30-00    2000   1999    1998   1997
                                 --------------  ------ ------  ------ ------
     Net asset value,
      beginning of
      period  ...........          $5.27  $5.22   $5.43  $5.46   $5.19  $5.32
                                   -----  -----  ------ ------  ------  -----
     Income (loss) from investment
      operations:
      Net investment
        income ..........           0.29   0.15    0.31   0.32    0.33   0.33
      Net realized and
        unrealized gain
        (loss) on
        investments .....           0.36   0.05   (0.21) (0.03)   0.27  (0.13)
                                   -----  -----  ------ ------  ------  -----
     Total from investment
      operations  .......           0.65   0.20    0.10   0.29    0.60   0.20
                                   -----  -----  ------ ------  ------  -----
     Less dividends declared
      from net investment
      income  ...........          (0.29) (0.15)  (0.31) (0.32)  (0.33) (0.33)
                                   -----  -----  ------ ------  ------  -----
     Net asset value,
      end of period  ....          $5.63  $5.27   $5.22  $5.43   $5.46  $5.19
                                   =====  =====   =====  =====   =====  =====
     Total return* ......          12.68%  3.97%   1.82%  5.44%  11.84%  3.75%
     Net assets, end
      of period (in
      millions)  ........           $168   $114    $117   $134    $131     $129
     Ratio of expenses
      to average net
      assets  ...........           1.11%  1.12%** 1.12%  0.96%   0.89%  0.91%
     Ratio of net investment
      income to average
      net assets  .......           5.32%  5.85%** 5.77%  5.82%   6.14%  6.17%
     Portfolio turnover
      rate  .............          31.72% 15.79%  26.78% 37.06%  35.18% 34.18%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                            fiscal          fiscal           from
                              year          period       10-4-99*
                            ended            ended        through
                            9-30-01        9-30-00        3-31-00
                            -------        -------        -------
Net asset value,
 beginning of period          $5.27          $5.22          $5.25
                              -----           ----           ----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.24           0.13           0.13
 Net realized and
   unrealized gain (loss)
   on investments ..           0.36           0.05          (0.03)
                              -----           ----           ----
Total from investment
 operations  .......           0.60           0.18           0.10
                              -----           ----           ----
Less dividends declared
 from net investment
 income  ...........          (0.24)         (0.13)         (0.13)
                              -----           ----           ----
Net asset value,
 end of period  ....          $5.63          $5.27          $5.22
                              =====           ====           ====
Total return .......          11.70%          3.56%          1.88%
Net assets, end of
 period (in millions)            $9             $2             $1
Ratio of expenses
 to average
 net assets  .......           1.98%          1.92%**        1.85%**
Ratio of net investment
 income to average
 net assets  .......           4.33%          5.04%**        5.19%**
Portfolio turnover
 rate  .............          31.72%         15.79%         26.78%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS

     GOVERNMENT SECURITIES FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                               For the
                                 For the        For the         period
                                 fiscal          fiscal           from
                                  year           period       10-8-99*
                                 ended            ended        through
                                 9-30-01        9-30-00        3-31-00
                                 -------        -------        -------
     Net asset value,
      beginning of period          $5.27          $5.22          $5.23
                                   -----           ----           ----
     Income (loss) from investment
      operations:
      Net investment
        income ..........           0.25           0.13           0.12
      Net realized and
        unrealized gain (loss)
        on investments ..           0.36           0.05          (0.01)
                                   -----           ----           ----
     Total from investment
      operations  .......           0.61           0.18           0.11
                                   -----           ----           ----
     Less dividends declared
      from net investment
      income  ...........          (0.25)         (0.13)         (0.12)
                                   -----           ----           ----
     Net asset value,
      end of period  ....          $5.63          $5.27          $5.22
                                   =====           ====           ====
     Total return .......          11.79%          3.48%          2.08%
     Net assets, end of
      period (000
      omitted)  .........         $6,273           $714           $269
     Ratio of expenses
      to average net
      assets  ...........           1.85%          2.06%**        2.07%**
     Ratio of net investment
      income to average
      net assets  .......           4.47%          4.90%**        4.98%**
     Portfolio turnover
      rate  .............          31.72%         15.79%         26.78%**

      *Commencement of operations.
     **Annualized.
                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                    For the For the
                     fiscal  fiscal         For the fiscal
                       year  period     year ended March 31,
                      ended   ended--------------------------------
                    9-30-01 9-30-00   2000    1999   1998    1997
                    ------- -------  -----   -----  -----   -----
Net asset value,
 beginning of period  $5.27   $5.22  $5.43   $5.46  $5.19   $5.32
                      -----   ----- ------  ------ ------   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.31    0.16   0.33    0.33   0.34    0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.36    0.05  (0.21)  (0.03)  0.27   (0.13)
                      -----   ----- ------  ------ ------   -----
Total from investment
 operations  .......   0.67    0.21   0.12    0.30   0.61    0.21
                      -----   ----- ------  ------ ------   -----
Less dividends declared
 from net investment
 income  ...........  (0.31)  (0.16) (0.33)  (0.33) (0.34)  (0.34)
                      -----   ----- ------  ------ ------   -----
Net asset value,
 end of period  ....  $5.63   $5.27  $5.22   $5.43  $5.46   $5.19
                     ======  ====== ======  ====== ======  ======
Total return .......  13.04%   4.16%  2.20%   5.71% 12.02%   3.99%
Net assets, end of
 period (in
 millions)  ........     $3      $3     $2      $2     $2      $1
Ratio of expenses
 to average net
 assets  ...........   0.79%   0.77%* 0.75%   0.68%  0.66%   0.67%
Ratio of net
 investment income
 to average net
 assets  ...........   5.64%   6.20%* 6.15%   6.10%  6.37%   6.41%
Portfolio
 turnover rate  ....  31.72%  15.79% 26.78%  37.06% 35.18%  34.18%

*Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek as high a current income as is consistent with safety of principal. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $644,931. During the period ended September 30, 2001, W&R received $7,180 and $681 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $525,503 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $4,290, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of U.S. Government securities aggregated $77,604,872, while proceeds from maturities and sales aggregated $42,158,101. Purchases of short-term securities aggregated $2,164,550,000, while proceeds from maturities and sales aggregated $2,142,806,000.

For Federal income tax purposes, cost of investments owned at September 30, 2001 was $176,157,994, resulting in net unrealized appreciation of $8,063,335, of which $8,134,164 related to appreciated securities and $70,829 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized no net capital gains or losses during the fiscal year ended September 30, 2001, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $2,132,760 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $515,421 at September 30, 2002; $343,196 at September 30, 2003; $690,258 at September 30, 2004; $467,822 at September 30,
2007; and $116,063 at September 30, 2008.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $116,221, which have been deferred to the fiscal year ended September 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the       For the       For the
                        fiscal year fiscal period        fiscal
                              ended         ended    year ended
                      September 30, September 30,     March 31,
                               2001          2000          2000
                        -----------   -----------   -----------
Shares issued from sale
 of shares:
 Class A  ............       13,532         1,575         4,386
 Class B .............        1,344           192           179
 Class C .............        1,178            89            67
 Class Y  ............          433            94            57
Shares issued from
 reinvestment of dividends:
 Class A  ............        1,189           587         1,282
 Class B .............           30             4             2
 Class C .............           23             2             1
 Class Y  ............           26            12           229
Shares redeemed:
 Class A  ............       (6,522)       (2,854)       (8,120)
 Class B .............         (125)          (22)          (66)
 Class C .............         (221)           (9)          (15)
 Class Y  ............         (460)          (29)         (202)
                              -----         -----         -----
Increase (decrease) in
 outstanding capital
 shares ..............       10,427          (359)       (2,200)
                             ======         =====         =====
Value issued from sale
 of shares:
 Class A  ............      $74,327       $ 8,197       $23,155
 Class B .............        7,372           998           929
 Class C .............        6,459           465           349
 Class Y  ............        2,373           492         1,387
Value issued from
 reinvestment of dividends:
 Class A  ............        6,473         3,053         6,736
 Class B .............          162            23            10
 Class C .............          124            12             3
 Class Y  ............          142            61           115
Value redeemed:
 Class A  ............      (35,497)      (14,833)      (42,553)
 Class B .............         (681)         (115)         (344)
 Class C .............       (1,204)          (46)          (78)
 Class Y  ............       (2,558)         (150)       (1,049)
                            -------       -------      --------
Increase (decrease) in
 outstanding capital        $57,492       $(1,843)     $(11,340)
                            =======       =======      ========

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund") as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period ended September 30, 2000, and the fiscal year ended March 31, 2000, and the financial highlights for the fiscal year ended September 30, 2001, the fiscal period ended September 30, 2000 and each of the four fiscal years in the period ended March 31, 2000.
These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Government Securities Fund, Inc. as of September 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period ended September 30, 2000 and the fiscal year ended March 31, 2000, and the financial highlights for the fiscal year ended September 30, 2001, the fiscal period ended September 30, 2000 and each of the four fiscal years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

INCOME TAX INFORMATION

September 30, 2001

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The dividends are not eligible for the dividend received deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
James C. Cusser, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.






FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
http://www.waddell.com

NUR1011A(9-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.